Exhibit 99.2

 AUGUST 4, 2022  Q2 2022 EARNINGS CONFERENCE CALL  Conference Call Dial-in numbers:  (866) 374-5140 (domestic)  (404) 400-0571 (international)  PIN Code: 71170317#

 SAFE HARBOR STATEMENT  Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this website from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended ("Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and Curtiss-Wright Corporation assumes no obligation to update the information included in this report. Such forward-looking statements include, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives, our management’s ability to integrate our acquisition, and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations, including the impact of a global pandemic or national epidemic.   This presentation also includes certain non-GAAP financial measures with reconciliations to GAAP financial measures being made available in the earnings release and this presentation that are posted to our website and furnished with the SEC. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov.  2

 SOLID SECOND QUARTER PERFORMANCE SUPPORTS FULL-YEAR 2022 OUTLOOK  Secured new financing to support capital allocation strategy  Announced new and expanded revolving credit facility  Circled $300M Senior Notes; Delayed draw feature  Completed acquisition of Safran aerospace arresting systems business (SAA) for $240M  4% - 6% Sales growth, including contribution from SAA  Maintaining overall 3% - 5% organic growth, despite impact of ongoing supply chain headwinds  5% - 7% Operating Income growth  10% - 13% EPS growth driven by improved profitability and benefit of prior year share repurchase   Sales of $609M, reflecting HSD sequential growth  Strong demand in Nuclear aftermarket, Process and Industrial end markets  Continued Operating Margin expansion, up 50 bps  Driven by strong profitability in N&P segment and benefits of company-wide operational excellence initiatives  Adj. Diluted EPS of $1.83, up 18%, exceeded expectations  Q2 Orders of $776M, up 13%; Backlog up 9% YTD  Q2 Book-to-Bill 1.27x, led by strong demand in Naval Defense, Commercial Aerospace, Nuclear and Process markets  3  Second Quarter 2022 Highlights   Recent Events  Note: Second quarter 2022 results do not include any contribution from the previously announced SAA acquisition. FY 2022 guidance is presented on an Adjusted (Non-GAAP) basis and includes partial year sales contribution from SAA.   Raised Full-Year 2022 Guidance

SECOND QUARTER 2022 FINANCIAL REVIEW

($ in millions)	Q2'22 Adjusted	Q2'21 Adjusted	Chg vs. Q2'21	Key Drivers
Aerospace & Industrial	$209	$194	*8%*	▪ Strong growth in Commercial Aerospace (narrow/widebody OEM) and industrial vehicles
Defense Electronics	$150	$163	*(8%)*	▪ Timing of revenue in Aerospace Defense (embedded computing equipment on fighter jet and helicopter platforms) and Ground Defense (tactical communications equipment) ▪ Lower Commercial Aerospace sales (avionics and flight test equipment)
Naval & Power	$251	$252	*(0%)*	▪ Lower Naval Defense revenues (CVN-80 aircraft carrier and timing on Virginia-class submarine) ▪ Strong, double-digit growth in Nuclear aftermarket and Process (valves), partially offset by reduced CAP1000 program revenues (wind down)
Total Sales	**$609**	**$609**	***(0%)***	
Aerospace & Industrial *Margin*	$32 *15.6%*	$30 *15.7%*	*7%* *(10 bps)*	▪ Favorable absorption on solid sales growth and benefit of operational excellence and pricing initiatives ▪ Profitability offset by YOY R&D investments (40 bps impact)
Defense Electronics *Margin*	$24 *16.4%*	$31 *18.9%*	*(21%)* *(250 bps)*	▪ Unfavorable absorption on lower A&D revenues
Naval & Power *Margin*	$50 *19.9%*	$43 *17.2%*	*15%* *270 bps*	▪ Favorable mix in Naval Defense and Process markets ▪ Benefit of operational excellence and pricing initiatives
Corporate and Other	($9)	($10)	9%	
Total Op. Income ***CW Margin***	**$98** ***16.1%***	**$95** ***15.6%***	***3%*** ***50 bps***	

Notes: Second quarter 2022 results do not include any contribution from the previously announced SAA acquisition. Amounts may not add due to rounding.

CURTISS-WRIGHT Q2 2022 Earnings Presentation 4

2022 END MARKET SALES GROWTH GUIDANCE (As of August 3, 2022)

Updated (in blue)

	2022E Growth vs 2021 (Prior)	2022E Growth vs 2021 (Current)	2022E % Sales	Expecting Solid Growth in A&D and Commercial Markets
Aerospace Defense	0%-2%	9%-11%	19%	▪ Contribution from SAA acquisition; Expect H2 ramp in defense electronics
Ground Defense	2%-4%	(1%-3%)	8%	▪ Timing of tactical communications equipment revenues; Expect H2 ramp
Naval Defense	1%-3%	1%-3%	28%	▪ Solid revenue growth on CVN-81 aircraft carrier and Columbia-class submarine, partially offset by lower CVN-80 A/C revenues
Commercial Aero	9%-11%	9%-11%	11%	▪ Strong recovery in OEM (mainly narrowbody) and Aftermarket
Total Aerospace & Defense	**2% - 4%**	**4% - 6%**	**66%**	**Defense markets guidance weighted to H2 - Ongoing supply chain disruption and delayed signing of FY22 budget**
Power & Process	1%-3%	4%-6%	18%	▪ Strong U.S. nuclear aftermarket revenues, partially offset by lower CAP1000 program revenues (wind down) ▪ Strong growth in valves sales to process market
General Industrial	6%-8%	6%-8%	16%	▪ Continued strength in industrial vehicles
Total Commercial	**4% - 6%**	**5% - 7%**	**34%**	**Continued strong demand in Comm'l markets, up 7% - 9% ex. CAP1000**
Total Curtiss-Wright	**3% - 5%**	**4% - 6%**	**100%**	

Note: FY 2022 guidance includes partial year sales contribution from SAA acquisition.

CURTISS-WRIGHT Q2 2022 Earnings Presentation 5

2022 FINANCIAL GUIDANCE (As of August 3, 2022)

Updated (in blue)

($ in millions)	2022E Adjusted (Prior)	2022E Adjusted (Current)	% Change vs 2021	
Aerospace & Industrial	$805 - 825	$820 - 840	*6% - 8%*	▪ Strong growth in Commercial Aerospace and General Industrial markets
Defense Electronics	$745 - 760	$720 - 735	*(1%) - 1%*	▪ A&D sales growth weighted to H2; Caution remains on supply chain ▪ Higher Aerospace Defense (C5ISR) mainly offset by Ground Defense (tactical communications)
Naval & Power	$980 - 995	$1,030 - 1,045	*7% - 8%*	▪ Naval Defense growth LSD driven by CVN-81 aircraft carrier and Columbia-class submarine ▪ Strong growth in Nuclear Aftermarket and Process, part. offset by wind down on CAP1000 program ▪ Reflects ½ year contribution from SAA acquisition ($40M)
Total Sales	**$2,530 - 2,580**	**$2,570 - 2,620**	***4% - 6%***	
Aerospace & Industrial Margin	$131 - 135 16.2% - 16.4%	$133 - 137 16.2% - 16.4%	*11% - 14%* *70 - 90 bps*	▪ Strong absorption on higher sales ▪ Benefit of ongoing operational excellence initiatives
Defense Electronics Margin	$164 - 169 22.0% - 22.2%	$160 - 165 22.2% - 22.4%	*(3%) - 0%* *(20 - 40) bps*	▪ Benefit of ongoing operational excellence initiatives ▪ Includes YOY R&D investments of $5M (70 bps impact)
Naval & Power Margin	$177 - 182 18.1% - 18.3%	$186 - 190 18.0% - 18.2%	*6% - 8%* *(20) - 0 bps*	▪ Higher Nuclear AM and Process sales offset by wind down on profitable CAP1000 program ▪ Solid incremental margin expansion excl. CAP1000 impact ▪ Acquisition accretive to operating income, but initially dilutive on operating margin
Corporate and Other	($39 - 40)	($39 - 40)	*~ Flat*	
Total Op. Income **CW Margin**	**$432 - 446** **17.1% - 17.3%**	**$439 - 452** **17.1% - 17.3%**	***5% - 7%*** ***+10 - 30 bps***	**Continued Margin Expansion in 2022, incl. R&D investments and CAP1000 Headwinds**

Note: FY 2022 guidance includes partial year sales contribution from SAA acquisition.

CURTISS-WRIGHT Q2 2022 Earnings Presentation 6

 2022 FINANCIAL GUIDANCE (As of August 3, 2022)  ($ in millions, except EPS)  2022E Adjusted (Prior)  2022E Adjusted (Current)  % Change vs 2021  Total Sales  $2,530 - 2,580  $2,570 - 2,620  4% - 6%  Total Operating Income  $432 - 446  $439 - 452  5% - 7%  Growth in operating income > sales  Other Income  $17 - 18  $17 - 18  Interest Expense  ($40 - 41)  ($44 - 45)  Reflects use of revolver and new financing  Diluted EPS  $8.05 - 8.25  $8.10 - 8.30  10% - 13%  Benefit of Record ‘21 Share Repurchase ($350M); SAA acquisition accretive to EPS  Diluted Shares Outstanding   38.6 - 38.8  38.6 - 38.8  Min. $50M share repurchase in ’22  Free Cash Flow  $345 - 365  $345 - 365  0% - 5%  Cash Flow from Operations up 2% - 10%  Free Cash Flow Conversion   >110%   >110%  Remain above 110% long-term target  Capital Expenditures  $50 - 60  $50 - 60  Average ~2% of Sales (over time)  Depreciation & Amortization  $110 - 120  $110 - 120  7  Updated (in blue)    Note: FY 2022 guidance includes partial year sales contribution from SAA acquisition.

 CURTISS-WRIGHT REMAINS WELL POSITIONED FOR LONG-TERM PROFITABLE GROWTH  8  Sales growth of 4% - 6%, driven by increases in A&D and Commercial markets  Solid 3% - 5% organic growth plus SAA acquisition providing strong boost to top-line  Continued Operating Margin expansion, Expect 10 - 30 bps increase to 17.1% - 17.3%  Solid growth in Adjusted Diluted EPS, up 10% - 13%  Free Cash Flow generation remains solid   Targeting 10th consecutive year >100% FCF conversion  Disciplined and focused capital allocation strategy  Maintain flexible and conservative capital structure with significant capacity for acquisitions and share repurchases  Remain confident to deliver on Investor Day financial targets for 2023  Release of initial FY23 Defense Budget provides optimism and continued support for platforms most critical to CW  Commercial markets continue to benefit from long-term secular trends

 Appendix  9

 NON-GAAP FINANCIAL INFORMATION  The Corporation supplements its financial information determined under U.S. generally accepted accounting principles (GAAP) with certain non-GAAP financial information. Curtiss-Wright believes that these Adjusted (non-GAAP) measures provide investors with improved transparency in order to better measure Curtiss-Wright’s ongoing operating and financial performance and better comparisons of our key financial metrics to our peers. These non-GAAP measures should not be considered in isolation or as a substitute for the related GAAP measures, and other companies may define such measures differently. Curtiss-Wright encourages investors to review its financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. Reconciliations of “Reported” GAAP amounts to “Adjusted” non-GAAP amounts are furnished within the Company’s earnings press release.     The following definitions are provided:  Adjusted Sales, Operating Income, Operating Margin, Net Earnings and Diluted EPS  These Adjusted financials are defined as Reported Sales, Operating Income, Operating Margin, Net Earnings and Diluted Earnings per Share under GAAP excluding: (i) the impact of first year purchase accounting costs associated with acquisitions in the prior year, specifically one-time inventory step-up, backlog amortization, deferred revenue adjustments and transaction costs; (ii) the sale or divestiture of a business or product line; (iii) pension settlement charges; and (iv) significant legal settlements, impairment costs, and costs associated with shareholder activism, as applicable.   Organic Sales and Organic Operating Income  The Corporation discloses organic sales and organic operating income because the Corporation believes it provides investors with insight as to the Company’s ongoing business performance. Organic sales and organic operating income are defined as sales and operating income, excluding contributions from acquisitions made during the last twelve months, loss on divestiture of the German valves business, and foreign currency fluctuations.   Free Cash Flow and Free Cash Flow Conversion  The Corporation discloses free cash flow because it measures cash flow available for investing and financing activities. Free cash flow represents cash available to repay outstanding debt, invest in the business, acquire businesses, return capital to shareholders and make other strategic investments. Free cash flow is defined as net cash provided by operating activities less capital expenditures. Adjusted free cash flow for 2022 excludes: (i) payments associated with the Westinghouse legal settlement and (ii) executive pension payments. The Corporation discloses adjusted free cash flow conversion because it measures the proportion of net earnings converted into free cash flow and is defined as adjusted free cash flow divided by adjusted net earnings.   EBITDA  EBITDA is defined as Net Earnings before Interest, Tax, Depreciation and Amortization.   10

SECOND QUARTER 2022: END MARKET SALES GROWTH

($ in millions)	Q2'22 Adjusted	Q2'21 Adjusted	Chg vs. Q2'21	Key Drivers
Aerospace Defense	**$95**	**$100**	(5%)	Timing of sales on various programs, due to supply chain headwinds and delayed signing of FY22 DoD Budget; Partially offset by higher foreign military sales
Ground Defense	**$44**	**$49**	(10%)	Timing of sales on tactical communications equipment, due to supply chain headwinds and delayed signing of FY22 DoD Budget; Partially offset by higher stabilization systems
Naval Defense	**$172**	**$178**	(3%)	Lower revenues on CVN-80 aircraft carrier and timing on Virginia-class submarine; Partially offset by higher Columbia-class submarine, CVN-81 aircraft carrier and C5/ISR
Commercial Aero	**$68**	**$66**	4%	Strong demand for actuation and sensors equipment, and surface treatment services; Mainly offset by reduced sales of avionics and flight test equipment
Total A&D Markets	**$380**	**$393**	**(3%)**	
Power & Process	**$125**	**$118**	6%	Double-digit sales growth in nuclear aftermarket and process markets, partially offset by lower CAP1000 revenues (wind down)
General Industrial	**$104**	**$99**	5%	Continued strong demand for industrial vehicles products
Total Commercial Markets	**$229**	**$217**	**6%**	
Total Curtiss-Wright	**$609**	**$609**	**(0%)**	

CURTISS-WRIGHT
Q2 2022 Earnings Presentation 11

2022E END MARKET SALES WATERFALL (as of August 3, 2022)  FY’22 Adjusted Guidance:  Overall UP 4 - 6%  A&D Markets UP 4 - 6%  Comm’l Markets UP 5 - 7%  Note: Amounts may not add down due to rounding.  Power & Process market sales concentrated in Naval & Power segment  General Industrial sales concentrated in Aerospace & Industrial segment  12